UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Motorcar Parts of America, Inc. (the “Company”) was held on September 6, 2018 (the “Meeting”).

At the Meeting, the Company’s stockholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2019; and (iii) approve on a non-binding advisory basis the compensation of our named executive officers.

All nominees for election to the Board of Directors of the Company as directors were elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until the earlier of such director’s death, resignation or removal. The stockholders also ratified the selection of the independent registered public accountants.  The stockholders also approved on a non-binding advisory basis the compensation of our named executive officers.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal are set forth below:

Proposal 1—Election of Directors

Nominee
	Shares For	Shares Against	Share Abstaining	Broker Non-Votes
Selwyn Joffe	15,444,075	160,830	11,806	1,954,162
Scott J. Adelson	15,379,931	225,074	11,706	1,954,162
Rudolph J. Borneo	15,175,290	430,715	10,706	1,954,162
David Bryan	14,003,055	1,604,950	8,706	1,954,162
Joseph Ferguson	15,355,012	252,993	8,706	1,954,162
Philip Gay	15,175,791	432,214	8,706	1,954,162
Duane Miller	15,038,658	567,262	10,791	1,954,162
Jeffrey Mirvis	15,312,407	293,598	10,706	1,954,162
Timothy D. Vargo	15,583,154	22,851	10,706	1,954,162
Barbara L. Whittaker	15,348,722	258,224	9,765	1,954,162

Proposal 2—Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
17,331,524	192,904	46,445

Proposal 3—Advisory Vote on the Compensation of Our Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

11,646,792	3,635,531	334,388	1,954,162

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: September 11, 2018	s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel